EXHIBIT 10.17


                    NEGOTIABLE PROMISSORY NOTE AND AGREEMENT
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$50,000        June _, 2004

                                    RECITALS

     United  Communications  Hub,  Inc. ("Obligor") acknowledges and agrees that
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(a)  Obligor  owes  to  Qwest  Communications  Corporation ("Qwest" or "Holder")
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$50,000;  (b)  Qwest has the right to immediate payment of such $50,000; and (c)
the agreements and other covenants contained this Negotiable Promissory Note and Agreement (the "Note"), including the obligation to pay and the obligations in
Section 3 hereof, are made in consideration of Qwest's agreement not to demand immediate payment of such Principal.

                                    AGREEMENT

     1.  Payment  of  Principal  and  Interest.  Obligor  hereby  absolutely and
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unconditionally  promises  to  pay  to the order of Qwest or its assigns, at its office located at 1801 California Street, Denver, Colorado (or at such other place as the Holder may designate by written notice to Obligor from time to time), the principal amount of FIFTY THOUSAND DOLLARS ($50,000.00) (the "Principal"). Subject to earlier payment pursuant to Section 2 hereof,
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Principal  is  payable  as  follows;  full  payment  shall  be made on or before
December  31,  2004.

     2.  Acceleration  Upon  Default.  The  Holder may declare the entire unpaid
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principal  amount  of  this  Note to be immediately due and payable upon written demand, at the Holder's election in its sole discretion, if any one or more of the following events of default (each, an "Event of Default") shall occur;
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          (a)  Bankruptcy,  etc.  of  Obligor. (i)  Obligor  commences any case,
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proceeding  or  other  action  (A)  under  any  existing  or  future  law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or other relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other similar relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, conservator, custodian or other similar official for it or for all or any substantial part of its assets, or Obligor shall make a general assignment for the benefit of its creditors (collectively, "Proceeding"); or (ii) there is commenced against
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Obligor  any  Proceeding  of  a nature referred to in clause (i) above which (A)
results either in the entry of a judgment, decree or other order for relief ("Order") or an appointment and any such Order or appointment remains
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undismissed  in a manner reasonably satisfactory to Holder ("Undismissed") for a
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period  of 60 days; the foregoing shall include the commencement against Obligor of any Proceeding seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an Order for any such relief which remains Undismissed in a manner reasonably satisfactory to Holder for 60 days; or (iii) Obligor takes any action substantially in furtherance of, or expressly indicating its consent to, approval of or acquiescence in, any of the acts set forth in clause (i) or (ii) above; or (iv) Obligor is generally not able to, or expressly admits in writing its inability to, pay its debts as they become due;


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          (b)  Covenants.  Obligor  breaches or otherwise defaults in any of its
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covenants  or  other  agreements  under this Note and such breach or the default shall not be cured within ten days of notice from Qwest provided that no such notice shall be required in respect of any other Event of Default provided for in this Section 2;

          (c)  Assertion. Obligor or any of its representatives asserts that any
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provision  of  this  Note is not enforceable in accordance with its terms in any material  respect.

          (d)  Representations. Any representation or warranty made  by  Obligor
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herein proves to have been incorrect in any material respect when made;

          (e)  Judgment.  One or more  judgments  or  decrees is entered against
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Obligor  involving  in  the aggregate a liability of $10,000 or more and (i) all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof or (ii) the judgment creditors with respect to such judgments or their successors or assigns shall have commenced enforcement proceedings, except for enforcement proceedings that shall have remained stayed within 10 days after commencement, without any such enforcement in any material respect being effected; or

          (f)  Sale of Substantially All of its Assets. Obligor sells,  pledges,
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mortgages,  otherwise  encumbers,  otherwise disposes of or otherwise transfers, all  or  substantially  all of its assets, or agrees to do any of the foregoing.

     3.  Forebearance Agreements.
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          (a)  Acknowledgements of Liability. Reference is hereby  made  to  the
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Settlement  Memorandum signed by Obligor and Qwest and dated May 25, 2004 and to the Settlement Agreement signed by Obligor and Qwest contemporaneously with this Note. Obligor acknowledges and agrees that as a result of the agreement reached in the Settlement Memorandum and the Settlement Agreement, Obligor owes Qwest the sum identified in this Note. Obligor also acknowledges and agrees that, should Obligor fail to make full payment under this Note, Qwest is entitled to reassert claims against Obligor for additional monies.

          (b)  Termination of Agreements. Obligor acknowledges that all existing
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agreements  between  Obligor  and  Qwest (the "Existing Agreements"), except for
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the Settlement Agreement and this Note have been terminated.

          (c)  Partial Payments. Any partial payments  made  by  Obligor  or any
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other  party  on  Obligor's  behalf  and accepted by Qwest will not constitute a waiver  of  any  default  or  of  any  other  right  held  by  Qwest.

     4.  Relief from Automatic Stay.  If any  Event  of  Default  under  Section
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2(a) hereof occurs, then, (whether Qwest accelerates the obligations hereunder), subject to court approval, Qwest shall thereupon be entitled to, and Obligor irrevocably consents to, relief from the automatic stay imposed by Section 362 of the Bankruptcy Code, or otherwise, on or against the exercise of the rights and remedies otherwise available to Qwest, and Obligor hereby irrevocably waives its rights to object to such relief.


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     5.  Costs and Expenses, No Set-Off: Allocation.
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          (a)  Costs  and  Expenses.  Obligor agrees to pay all future costs and
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expenses  including, without limitation, reasonable attorneys' fess, incurred or payable by the Holder in enforcing any provisions of this Note including, without limitation, respecting the collection of any and all amounts payable under this Note.

          (b)  No  Set-Off.  Obligor  acknowledges  that its obligations to make
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payments hereunder are absolute and unconditional, and agrees that such payments shall not be requested to be, and shall not be, subject to any defense, set-off or counterclaim of any kind or nature, or any other action similar to the foregoing.

          (c)  Payments.  All  payments  made  in  respect of this Note shall be
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made  in  lawful  money  of  the  United  States  of  America and in immediately available  funds.

     6.  Representations.  Qwest  and  Obligor each represent and warrant to the
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other that (a) it is a corporation duly organized and validly existing under the laws in which it was incorporated; (b) it has the corporate power and corporate authority to, and has obtained all necessary corporate authorizations to, execute, deliver and perform this Note; (c) this Note has been duly and validly executed and delivered by a properly authorized representative of such Party and is enforceable in accordance with its terms; (d) the execution, delivery and the performance of this Note does not violate, cause a breach or default under or otherwise conflict with any agreement or contract, or any decree, judgment or other order, of any kind or nature to which such Party is a party, subject or bound; and (e) the execution, delivery and performance of this Note on such Party's part shall not require it to obtain the approval of, make any filings with or provide any notice to any governmental authority of any kind or nature.

     7.  Miscellaneous.
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          (a)  Entire  Agreement,  Binding  Effect.  This  Note,  along with the
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Settlement  Agreement,  constitutes  the  entire  and  final agreement among the parties with respect to the subject matter hereof and there are no agreements, understandings, warranties or representations between Qwest and Obligor with respect to the subject matter hereof except as set forth herein, This Note will insure to the benefit and bind the successors and permitted assigns of Obligor and Qwest.

          (b)  Rights  and  Remedies.  Qwest  shall have all rights and remedies
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provided  for by any law of any kind (including all forms of legal and equitable relief) with respect to any acceleration or any other breach or default hereunder and Qwest shall in addition have any other rights and remedies provided for in this Note. All rights and remedies contemplated in the preceding sentence shall be independent and cumulative, and may, to the extent permitted by law, be exercised concurrently or separately, and the exercise of any one right or remedy shall not be deemed to be an election of such right or remedy or to preclude or waive the exercise of any other right or remedy.

          (c)  Severability.  If  any  provision of this Note or the application
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thereof to any person(s) or circumstance(s) shall be invalid or unenforceable to any extent, (i) the remainder of this Note and the application of such provision to other persons or circumstance(s) shall not be


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affected  thereby,  and  (ii)  each  such  provision shall, as to such person or circumstances as to which it is not unenforceable in full, be enforced to the greatest extent permitted by law.

          (d)  Amendments,  Pronouns,  No  Waiver;  Successors  and  Assigns. No
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amendment,  modification,  recision,  waiver,  forbearance  or  release  of  any provision of this Note shall be valid or binding unless made in writing and executed by a duly authorized representative of Obligor and the Holder. No consent or waiver, express or implied, by the Holder to or of any breach by Obligor in the performance by it of any of its obligations hereunder shall be deemed or construed to be a consent to or waiver of the breach in the performance of the same or any other obligation of Obligor hereunder. Failure on the part of the Holder to complain of any act or failure to act by Obligor or to declare Obligor in breach irrespective of how long such failure continues, shall not constitute a waiver by the Holder of any of its rights hereunder. All consents and waivers shall be in writing. All of the terms, covenants and conditions contained in this Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that Obligor's obligations hereunder may be not be delegated to any other person or entity without the prior consent of Qwest and any such attempted delegation without such consent shall be void.

          (e)  Governing  Law, Notices. This Note, including the performance and
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enforceability hereof, shall be governed by and construed in accordance with the laws of the State of Colorado, without regard to the principles of conflicts of law. Obligor hereby submits itself and its property to the non-exclusive general jurisdiction of the federal and state courts located in the State of Colorado, and waives any objection (on the grounds of lack of jurisdiction, or forum non
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conveniens  or  otherwise)  to  the exercise of such jurisdiction over it by any
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federal  or  state  court  in  the  State  of  Colorado.

          (f)  Notices.  Any  notice,  demand or other communication required or
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permitted to be given by any provision of this Note shall be made in writing and delivered by an overnight courier service that provides signed acknowledgement of receipt or by first class U.S. Mail, return receipt requested, directed as follows:

     To Qwest:

     Steven Hansen
     Qwest Services Corporation
     1801 California Street 24th Floor
     Denver, CO


     To Obligor:

     UC Hub Inc.
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     By Its President
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     /s/ W. Wilcox
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          (g)  Headings.  All  headings contained in this Note are for reference
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purposes  only  and  are  not  intended  to  affect  in  any  way the meaning or interpretation  of  this  Note.


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          (h)  Voluntary  Agreement.  Obligor represents and warrants that it is
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represented  by  legal  counsel  of  its  choice,  is  fully  aware of the terms contained in this Note and has voluntarily and without coercion or duress of any kind entered into this Note.

          (i)  Negation of Partnership.  Nothing contained in this Note will bee
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deemed to create a partnership or joint venture between Obligor and Qwest, or to cause Qwest to be liable or responsible in any way for any actions, liabilities or debts of any kind or nature of Obligor.

     8.  WAIVER  OF JURY TRIAL. OBLIGOR KNOWINGLY, VOLUNTARILY AND INTENTIONALLY
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WAIVES  ANY  RIGHT IT MAY HAVE OR HEREAFTER HAS TO A TRIAL BY JURY IN RESPECT OF
ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR OTHERWISE RELATING TO THIS NOTE. OBLIGOR CERTIFIES THAT NEITHER QWEST NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT QWEST WOULD NOT IN THE EVENT OF ANY SUCH SUIT, SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

                           [signature page to follow]
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     IN WITNESS WHEREOF, the undersigned have executed and delivered this Note as of the day and year first above written.

WITNESS:                                UNTTED COMMUNICATIONS HUB, INC.


                                        By: Larry Wilcox
                                           -----------------------------------
                                        Name: Larry Wilcox
                                             ---------------------------------
                                        Title: President
                                              --------------------------------


                                        QWEST COMMUNICATIONS CORPORATION


                                        By:
                                           -----------------------------------
                                        Name:
                                             ---------------------------------
                                        Title:
                                              --------------------------------


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